                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K
                                Current Report


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  APRIL 1, 1996
                                                   ----------------------------

       FIRST CAPITAL INCOME PROPERTIES, LTD - SERIES VIII
- -------------------------------------------------------------------------------
(Exact Name of Registrant As Specified In Its Charter)



        FLORIDA                       0-12537                59-2192277
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)


        TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS  60606-2607
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(Address of principal executive offices)


Registrant's telephone, including area code:  (312) 207-0020
                                              ---------------------------------


NOT APPLICABLE
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(Former name or former address, if changed since last report)


This document consists of 5 pages.
The Exhibit Index is located at page 4.

 ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS
- -------------------------------------------------------

          First Capital Income Properties, Ltd. - Series VIII (the "Registrant") has dismissed Grant Thornton, LLP as its independent public accountants effective April 1, 1996.

          In connection with the audits of the two most recent fiscal years and subsequent interim period, which includes the period from January 1, 1996 to April 1, 1996, there have been no disagreements with the former accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure. The former accountants' report on the financial statements of the Registrant for each of the past two fiscal years was unqualified.

          The Registrant has engaged Ernst & Young, LLP as its new independent public accountants effective with the dismissal of its former accountants. During the Registrant's two most recent fiscal years and subsequent interim period, which includes the period from January 1, 1996 to April 1, 1996, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principles as to any specific transaction, either completed or proposed, the type of audit opinion that would be rendered on the Registrant's financial statements, or any matter of disagreements with the former accountants.

          The decision to change accountants was approved by all members of the Board of Directors of the Managing General Partner of the Registrant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
- --------------------------------------------------------------------------

     A. Financial Statements:  Not Applicable
     B. Pro Forma Financial Information:  Not Applicable
     C. Exhibits
        16.1 Former Accountants' Letter

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              By: First Capital Income Properties, Ltd. -
                                  Series VIII
                                  as First Capital Financial Corporation,
                                     Managing General Partner



Date:  April 3, 1996          By: /s/  Norman M. Field
                                  --------------------
                                  Norman M. Field
                                  Vice President - Finance, Treasurer, and
                                  Chief Accounting Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number               Description                      Page Number
- ------               -----------                      -----------
16.1                 Former Accountants' Letter           5

April 3, 1996



Securities and Exchange Commission
Washington, D. C. 20549

RE:   FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES VIII
      FILE NO. 0-12537

Dear Sir or Madam:

We have read item 4 of the Form 8-K of First Capital Income Properties, Ltd. - Series VIII dated April 3, 1996 and agree with the statements contained therein.

Very truly yours,



Grant Thornton LLP